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                                                                    EXHIBIT 10.2


                         FULL-RECOURSE PROMISSORY NOTE


Loan Amount: $660,000.00
Interest Rate: 6.15% per year
Date of Loan: 8/9/00


          FOR VALUE RECEIVED, the undersigned Borrower promises to pay to Tvia, Inc. ("Lender"), at its principal offices at 4001 Burton Drive, Santa Clara, California, 95054, the principal sum $660,000.00 upon the terms and conditions set forth below.

1.   Term.  The entire principal balance of this Promissory Note (this "Note"),
     ----
     together with all accrued and unpaid interest thereon, shall be due and payable on August 9, 2005.

2.   Interest. Interest on the outstanding principal balance hereunder shall
     --------
     accrue at the rate of 6.15% per year, compounded monthly.

3.   Prepayment.  Prepayment of principal and interest may be made at any time
     ----------
     without penalty.

4.   Purpose of Note.  The Borrower acknowledges that the purpose of the loan
     ---------------
     evidenced by this Note is to provide financing for the Borrower's purchase of common stock of the Lender.

5.   Security. Payment of this Note is secured by a Pledge and Security
     --------
     Agreement which is attached to this Note as Exhibit A and which is hereby incorporated by reference. The Borrower, however, shall remain personally liable for payment of this Note, and assets of the Borrower, in addition to the collateral under the Pledge and Security Agreement, may be applied to the satisfaction of the Borrower's obligations under this Note.

6.   Acceleration of Due Date. The entire unpaid principal balance of this Note,
     ------------------------
     together with all accrued and unpaid interest thereon, shall, at the election of Lender, become immediately due and payable upon the occurrence of any of the following, irrespective of the payment date set forth in Paragraph 1 of this Note:

     (a) The failure of the Borrower to pay when due the principal balance and interest on this Note and the continuation of such default for more than 30 days.

     (b) Any failure on the part of Borrower to perform or observe any of his or her obligations under the Pledge and Security Agreement or any other security instrument which secures this Note, as and when performance is due.

     (c)  On such date as Borrower's ceases to be employed by the Lender.

     (d) If at any time Borrower shall admit in writing his or her inability to pay debts as they become due, or shall make any assignment for the benefit of any creditors, or shall file a petition seeking any reorganization, arrangement, composition, readjustment or similar release under any present or future statute, law or regulation, or on the filing or

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          commencement of any petition, action, case or proceeding, voluntary or involuntary, under any state or federal law regarding bankruptcy or insolvency.

7.   Collection Costs Borne by Borrower. If action is instituted to collect this
     ----------------------------------
     Note, the Borrower agrees to pay all costs and expenses, including without limitation reasonable attorneys' fees, incurred in connection with such action.

8.   Waiver.  No delay or omission on the part of Lender in exercising any right
     ------
     under this Note or under the Pledge and Security Agreement or any other security agreement given to secure this Note shall operate as a waiver of such right or of any other right under this Note. Any waiver of any term of this Note, the Pledge and Security Agreement or of any of the obligations secured thereby must be made in writing and signed by a duly authorized officer of the Lender. Borrower hereby waives presentment for payment, demand, notice of demand and of dishonor and nonpayment of this Note, notice of intention to accelerate the maturity of this Note, protest and notice of protest, diligence in collecting, and the bringing of suit against any other party.

9.   Maximum Interest Payable. All agreements between the Borrower and the
     ------------------------
     Lender, whether now existing or subsequently arising and whether written or oral, are limited so that in no contingency, whether by reason of acceleration of the maturity of the Note or otherwise, shall the interest contracted for, charged, received, paid or agreed to be paid to the Lender exceed the maximum amount permissible under applicable law. If, for any reason, interest would otherwise be payable to the Lender in excess of the maximum lawful amount, the interest payable to Lender shall be reduced to the maximum amount permitted under applicable law; and if for any reason the Lender shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall be applied to the reduction of the principal under this Note and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal under the Note, such excess shall be refunded to the Borrower. All interest paid or agreed to be paid to the Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full period until payment in full of the principal (including the period of any renewal or extension) so that the interest for such full period shall not exceed the maximum amount permitted by applicable law. This paragraph shall control all agreements between the Borrower and the Lender.

10.  Conflicting Agreements. In the event of any inconsistencies between the
     ----------------------
     terms of this Note and the terms of any other document related to the loan evidenced by the Note, the terms of this Note shall prevail.

11.  Governing Law.  The Note shall be governed by the laws of the State of
     -------------
     California and shall be construed in accordance with such laws, irrespective of its choice of law principles.

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Borrower's Printed Name:  Johnson Yan

Borrower's Signature:  /s/ Johnson Yan
                       ---------------


LENDER:  TVIA, INC.

By /s/ Michael Hoberg
   ------------------

Its Chief Financial Officer
    -----------------------

I, Stella Yan, the spouse of Borrower, do hereby consent to the borrowing by the Borrower of the loan evidenced by this Note on the terms and conditions set forth in this Note and to the pledge of stock under the Pledge and Security Agreement (attached to this Note as Exhibit A) and any extensions, modifications or amendments thereto, as security for the obligations of the Borrower under this Note.


/s/ Stella Yan
------------------
Spouse's Signature

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                                   EXHIBIT A

                         PLEDGE AND SECURITY AGREEMENT


     THIS PLEDGE AND SECURITY AGREEMENT is made as of August 9, 2000, between the Borrower and Tvia, Inc. (the "Corporation").

     WHEREAS, the Corporation has loaned to the Borrower the sum of $660,000.00 which Borrower has used to purchase 60,000 shares of common stock of the Corporation (the "Stock"), and Borrower has signed a promissory note (the "Note"); and

     WHEREAS, the Borrower has agreed to pledge the Stock with the Corporation as security for the payment of the Note.

     NOW, THEREFORE, the parties agree as follows:

1. The Borrower delivers to the Corporation certificates for the Stock, together with two Assignments Separate from Certificate (attached as Exhibit B) signed by the Borrower. The Borrower pledges the Stock as security for the payment of the Note. In the event of default in payment of the Note, the Borrower appoints the Corporation as the Borrower's true and lawful attorney to take such action as may be necessary or appropriate to cause the Stock to be transferred into the name of the Corporation, or to any Borrower of the Stock.

2. The Corporation agrees to hold the Stock as security for the payment of the Note and interest under the Note, and the Corporation shall not at any time dispose of or encumber the Stock except as otherwise in this Agreement.

3. At all times while the Corporation is holding the Stock as security, the Corporation shall (a) collect all dividends declared on the Stock and shall credit such dividends against principal and interest of the Note, as part payment, and (b) collect and hold any other securities and/or other property distributed on account of the Stock, all of which shall be pledged to the Corporation under this Agreement.

4. While the Corporation holds the Stock as security under this agreement, the Borrower shall have the right to vote the Stock at all meetings of the stockholders of the Corporation, so long as the Borrower is not in default in the performance of any of the terms of this Agreement, or in the payments due under the Note.

5. Upon repayment of the balance of the Note and all interest and other charges due, the Corporation shall deliver to the Borrower the certificates for the Stock, and the Assignment forms, provided that if at such time any of the shares of Stock are subject to a Repurchase Option in favor of the Corporation pursuant to an applicable common stock purchase agreement, then in such event the Corporation shall deliver such certificate to the escrow agent.

6. In the event the Borrower fail to perform any of the terms of this Agreement, or fails to make payments when due under the Note as required, the Corporation shall have all the rights and remedies of a creditor and secured party at law and in equity, including the rights and

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   remedies provided under the California Uniform Commercial Code, and without limiting the foregoing, the Corporation may, after ten days' prior written notice to the Borrower by certified mail at the Borrower's residence or business address, sell any or all of the Stock in such manner and for such price as the Corporation may determine. Out of the proceeds of such sale, the Corporation may retain an amount sufficient to pay the principal and interest then due on the Note, together with expenses of the sale and reasonable attorneys' fees, and the Corporation shall pay the balance of the proceeds, if any, to the Borrower. At any bona fide sale, which qualifies as a public sale under the California Uniform Commercial Code, the Corporation may (if the Corporation is the highest bidder) purchase all or any part of the Stock at such price as the Corporation deems proper. Borrower shall be liable for any deficiency remaining following exercise by the Corporation of its rights under this agreement.

7. Provided the Borrower has not failed to perform on a timely basis any of the Borrower's obligations under the Note or this agreement, the Corporation will release the Stock from pledge upon payment in full of the Note plus all accrued but unpaid interest, subject to the terms of any applicable common stock purchase agreement.

8. This Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to its choice of law principles.

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                                   EXHIBIT B

                     ASSIGNMENT SEPARATE FROM CERTIFICATE

     FOR VALUE RECEIVED _________________________________ hereby sells, assigns and transfers unto _________________________ ________________________ (________)
shares of the Common Stock of ______________________________________ (the
"Company"), standing in __________ name on the books of the Company represented by Certificate No. ___________ herewith and hereby irrevocably constitutes and appoints ________________ Attorney to transfer the Stock on the books of the Company with full power of substitution in the premises.

          Dated:  ____________________, ____.


                                              /s/ Johnson Yan
                                              ---------------------------
                                              Purchaser's Signature


INSTRUCTIONS: PLEASE DO NOT FILL IN ANY BLANKS OTHER THAN THE SIGNATURE LINE. THE PURPOSE OF THIS ASSIGNMENT IS TO ENABLE THE COMPANY TO EXERCISE ITS "REPURCHASE OPTION" SET FORTH IN THE STOCK PURCHASE AGREEMENT WITHOUT REQUIRING ADDITIONAL SIGNATURES ON THE PART OF PURCHASER.

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